UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2018 (February 15, 2018)
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 20, 2015, the Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) adopted the 2016 Supplemental Executive Thrift Plan, effective January 1, 2016 (“SETP”). The Board can designate any Bank employee who participates in the Bank’s Financial Institutions Thrift (401(k)) Plan (as from time to time amended and adopted by the Bank, “Thrift Plan”) to become a "Participant" in the SETP. Each employee who is an officer with the title of First Vice President or a higher officer level (which includes all of the Bank’s Executive Officers as defined under applicable SEC rules) is automatically eligible to become a Participant. As of the filing of this Current Report, the Board has not designated any other employees as Participants.
The purpose of the SETP is to permit certain management or highly-compensated employees of the Bank to elect to defer compensation. Subject to certain limitations, the SETP permits a Participant to have all or a portion of the Participant's compensation or annual bonus payable in or for any calendar year withheld by the Bank and credited to the Participant's account as a Participant Salary Deferral Contribution or Participant Bonus Deferral Contribution, respectively.
The SETP provides that the Bank will make Excess Matching Contributions each plan year in an amount generally equal to the difference between: (i) the Bank’s employer matching contribution that would have been allocated to the Participant’s account under the Thrift Plan for the year if the Participant Salary Deferral Contribution had been made instead to the Thrift Plan and (ii) the amount of the employer matching contribution actually allocated to the Participant’s account under the Thrift Plan for the year.
For additional information concerning the SETP, please refer to our Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on December 21, 2015.
The Thrift Plan was amended effective January 1, 2018 to provide for non-elective employer contributions (“NECs”) for employees who are eligible to participate in the Thrift Plan and do not participate in the Bank’s defined benefit plan. NECs to the Thrift Plan equal four percent (4%) of an eligible employee’s annual base compensation.
On January 19, 2018, the Board adopted the First Amendment to the SETP (“First Amendment”), effective January 1, 2018. The First Amendment provides that the Bank’s contributions to participants’ accounts under the SETP will take into account any NECs made for the benefit of those participants under the Thrift Plan, thereby increasing the Bank’s SETP contributions for those participants who receive NECs.
On February 15, 2018, the Bank’s primary regulator, the Federal Housing Finance Agency (“Finance Agency”), informed the Bank that it has no objection to the Bank’s adoption and implementation of the First Amendment.
The foregoing description of the SETP is qualified in its entirety by reference to the SETP, which is Exhibit 10.1 of our Current Report on Form 8-K filed with the SEC on December 21, 2015. The foregoing description of the First Amendment is qualified in its entirety by reference to the First Amendment, which is included herein as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
A copy of the First Amendment to the 2016 Supplemental Executive Thrift Plan is attached as Exhibit 10.1 and incorporated by reference in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 22, 2018

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Executive Vice President - Chief Financial Officer

By:	/s/MARY M. KLEIMAN
Mary M. Kleiman
Senior Vice President - General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to 2016 Supplemental Executive Thrift Plan